Exhibit 99.1

News

Investor Contact:
Logan Bonacorsi
lbonacorsi@caleres.com

Caleres Reports Fourth Quarter and Full Year 2022 Results

●	Achieves record fourth quarter consolidated net sales of $696.4 million and record annual net sales of $2.97 billion
●	Generates record annual earnings per share of $4.92 and adjusted earnings per share of $4.52
●	Drives inventory decline of 2.8 percent compared to fiscal 2021
●	Expects fiscal 2023 net sales to be flat to up 2 percent over fiscal 2022
●	Expects fiscal 2023 earnings per share of $4.10 to $4.30

ST. LOUIS, March 14, 2023 - Caleres (NYSE: CAL), a diverse portfolio of consumer-driven footwear brands, today reported financial results for the fourth quarter and fiscal 2022, and provided guidance for fiscal 2023.

“Caleres closed a record-setting 2022 with another quarter of strong sales and earnings performance that exceeded initial expectations,” said Jay Schmidt, president and chief executive officer. “Our fourth quarter results were led by our Brand Portfolio, which experienced strong growth in sales, gross margin and earnings and a solid performance from Famous Footwear, which continues to provide the brands, trends and value aligned with consumer preferences.”

Specifically, during the quarter, the Brand Portfolio capitalized on continued strength to drive a 6.4 percent increase in year-over-year net sales and a nearly 200 basis point improvement in gross margin resulting in record fourth quarter earnings for the segment. The Brand Portfolio also delivered its best-ever annual operating earnings, which topped $112 million with an 8.5 percent return on sales. At the same time, Famous Footwear leaned into its improved inventory position to take advantage of strong pockets of demand – leading to record fourth quarter sales as well as an increase in comparable sales. For the full year, Famous achieved its second consecutive year of double-digit operating margin.

“Overall, Caleres generated annual results well ahead of pre-pandemic levels,” said Schmidt. “The power of the Caleres portfolio and the structural changes made in recent years have effectively doubled the baseline earnings power of the company. Looking ahead, we are confident in our ability to consistently deliver annual earnings per share of more than $4.00, generate strong cash flow, and create long-term value for our shareholders.”

Fourth Quarter 2022 Results

(13-weeks ended January 28, 2023, compared to 13-weeks ended January 29, 2022)

●	Net sales were $696.4 million, up 2.5 percent from the fourth quarter of 2021;
‒	Famous Footwear segment sales improved 0.1 percent, with comparable sales up 0.7 percent
‒	Brand Portfolio segment sales increased 6.4 percent
‒	Direct-to-consumer sales represented approximately 75 percent of total net sales
●	Gross profit was $281.2 million, while gross margin was 40.4 percent;
‒	Famous Footwear segment gross margin of 42.4 percent
‒	Brand Portfolio segment gross margin of 36.0 percent
●	SG&A as a percentage of net sales was 36.7 percent, effectively in-line with the fourth quarter of fiscal 2021;
●	Net earnings of $40.8 million, or earnings per diluted share of $1.13, compared to net earnings of $33.9 million, or earnings per diluted share of $0.88 in the fourth quarter of fiscal 2021;
●	Adjusted net earnings of $23.4 million, or adjusted earnings per diluted share of $0.65, compared to adjusted net earnings of $34.9 million, or adjusted earnings per diluted share of $0.91 in the fourth quarter of fiscal 2021;

Fiscal Year 2022 Results

(52-weeks ended January 28, 2023, compared to 52-weeks ended January 29, 2022)

●	Net sales were $2.97 billion, up 6.9 percent from fiscal 2021;
‒	Famous Footwear segment sales declined 2.5 percent, with comparable sales down 1.8 percent
‒	Brand Portfolio segment sales increased 22.4 percent
‒	Direct-to-consumer sales represented approximately 72 percent of total net sales
●	Gross profit was $1.28 billion, while gross margin was 43.3 percent;
‒	Famous Footwear segment gross margin of 46.3 percent
‒	Brand Portfolio segment gross margin of 37.6 percent
●	SG&A as a percentage of net sales was 36.0 percent, down 30 basis points compared to fiscal 2021;
●	Net earnings of $181.7 million, or earnings per diluted share of $4.92, compared to net earnings of $137.0 million, or earnings per diluted share of $3.56 in fiscal 2021;
●	Adjusted net earnings of $167.1 million, or adjusted earnings per diluted share of $4.52, compared to adjusted net earnings of $165.2 million, or adjusted earnings per diluted share of $4.29 in fiscal 2021;
●	Trailing twelve-month earnings before interest, taxes, depreciation, and amortization (EBITDA) of $278.4 million and adjusted EBITDA of $281.3 million, or 9.5 percent of sales;
●	Inventory was down 2.8 percent compared to fiscal 2021, reflecting the company’s disciplined approach to inventory management;
●	Returned $73.4 million to shareholders through dividends and share repurchases; and
●	Ended the year with $307.5 million of borrowings under its asset-based revolving credit facility.

Capital Allocation Update

Caleres continued to reduce the borrowings under its asset-based revolving credit facility – paying down $57 million during the fourth quarter. The company also returned $2.5 million to shareholders through its quarterly dividend. The Caleres board of directors recently approved its next quarterly dividend.

In fiscal 2022, Caleres continued to invest in value-driving growth opportunities while at the same time returning $73.4 million to shareholders through share repurchases and dividend payments. Specifically, Caleres repurchased 2.6 million shares of common stock, or approximately 7 percent of shares outstanding, for $63.2 million. The company returned $10.2 million to shareholders through its quarterly dividend.

Fiscal 2023 Outlook:

The Company is introducing its financial outlook for fiscal 2023 and first quarter of 2023 and notes that its fiscal 2023 is a 53-week year and compares to a 52-week year in fiscal 2022.

Caleres expects consolidated net sales to be flat to up 2 percent, including the 53rd week this year, compared to 2022 and earnings per diluted share to be in the range of $4.10 to $4.30. This outlook balances strong momentum in our business and structural improvements in our earnings ability against anticipated headwinds that include inflationary pressures, higher interest rates, and continuing uncertainty in the macro-economic environment.

In addition, for fiscal 2023, the company expects:

●	Consolidated operating margin of 7.1 percent to 7.3 percent;
●	Interest expense of $18 million to $20 million, reflecting higher interest rates;
●	Capital expenditures of $60 million to $70 million; and
●	Effective tax rate of about 25 percent.

For first quarter 2023 the company expects:

●	Consolidated net sales down 4 percent to 6 percent, due to timing of wholesale shipments in the Brand Portfolio in first quarter 2022 to satisfy customer restocking efforts; and
●	Diluted earnings per share of $0.92 to $0.97.

Investor Conference Call

Caleres will host a conference call at 10:00 a.m. ET today, Tuesday, March 14. The webcast and associated slides will be available at investor.caleres.com/news/events. A live conference call will be available at (877) 704-4453 for North America participants or (201) 389-0920 for international participants, no passcode necessary. A replay will be also available at investor.caleres.com/news/events/archive for a limited period. Investors may also access the replay by dialing (844) 512-2921 in North America or (412) 317-6671 internationally and using the conference pin 13736520.

Definitions

All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Caleres, Inc. and diluted earnings per common share attributable to Caleres, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures

In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings, net earnings and earnings per diluted share, earnings before interest, taxes, depreciation and amortization adjusted to exclude certain gains, charges, and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These risks include (i) inflationary pressures; (ii) supply chain disruptions (iii) changing consumer demands, which may be influenced by general economic conditions and other factors; (iv) rapidly changing consumer preferences and purchasing patterns and fashion trends; (v) customer concentration and increased consolidation in the retail industry; (vi) intense competition within the footwear industry; (vii) foreign currency fluctuations; (viii) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (ix) cybersecurity threats or other major disruption to the company’s information technology systems; (x) the ability to accurately forecast sales and manage inventory levels; (xi) a disruption in the company’s distribution centers; (xii) the ability to recruit and retain senior management and other key associates; (xiii) the ability to secure/exit leases on favorable terms; (xiv) the ability to maintain relationships with current suppliers; (xv) transitional challenges with acquisitions and divestitures; (xvi) changes to tax laws, policies and treaties; (xvii) our commitments and shareholder expectations related to environmental, social and governance considerations; (xviii) compliance with applicable laws and standards with respect to labor, trade and product safety issues; and (xix) the ability to attract, retain, and maintain good relationships with licensors and protect our intellectual property rights. The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended January 29, 2022, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)
	Thirteen Weeks Ended		Fifty-Two Weeks Ended
($ thousands, except per share data)	January 28, 2023	January 29, 2022	January 28, 2023	January 29, 2022
Net sales	$696,434	$679,280	$2,968,138	$2,777,604
Cost of goods sold	415,246	384,494	1,683,265	1,550,287
Gross profit	281,188	294,786	1,284,873	1,227,317
Selling and administrative expenses	255,323	250,958	1,067,636	1,008,028
Restructuring and other special charges, net	—	—	2,910	13,482
Operating earnings	25,865	43,828	214,327	205,807
Interest expense, net	(5,378)	(2,128)	(14,264)	(30,930)
Loss on early extinguishment of debt	—	(361)	—	(1,011)
Other income, net	3,335	3,845	12,971	15,378
Earnings before income taxes	23,822	45,184	213,034	189,244
Income tax benefit (provision)	15,343	(11,242)	(33,339)	(51,081)
Net earnings	39,165	33,942	179,695	138,163
Net (loss) earnings attributable to noncontrolling interests	(1,643)	88	(2,047)	1,144
Net earnings attributable to Caleres, Inc.	$40,808	$33,854	$181,742	$137,019

Basic earnings per common share attributable to Caleres, Inc. shareholders	$1.14	$0.89	$4.98	$3.59

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$1.13	$0.88	$4.92	$3.56

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
($ thousands)	January 28, 2023	January 29, 2022
ASSETS
Cash and cash equivalents	$33,700	$30,115
Receivables, net	132,802	122,236
Inventories, net	580,215	596,807
Property and equipment, held for sale	16,777	5,455
Prepaid expenses and other current assets	67,961	81,863
Total current assets	831,455	836,476

Lease right-of-use assets	518,196	503,430
Property and equipment, net	160,883	150,238
Goodwill and intangible assets, net	215,392	227,503
Other assets	110,546	126,279
Total assets	$1,836,472	$1,843,926

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$307,500	$290,000
Trade accounts payable	229,908	331,470
Lease obligations	136,051	128,495
Other accrued expenses	237,737	275,648
Total current liabilities	911,196	1,025,613

Noncurrent lease obligations	444,074	452,909
Other liabilities	55,089	42,017
Total other liabilities	499,163	494,926

Total Caleres, Inc. shareholders’ equity	420,683	318,570
Noncontrolling interests	5,430	4,817
Total equity	426,113	323,387
Total liabilities and equity	$1,836,472	$1,843,926

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	(Unaudited)
	Fifty-Two Weeks Ended
($ thousands)	January 28, 2023	January 29, 2022
OPERATING ACTIVITIES:
Net cash provided by operating activities	$125,879	$168,441

INVESTING ACTIVITIES:
Purchases of property and equipment	(55,913)	(18,393)
Capitalized software	(8,124)	(5,752)
Net cash used for investing activities	(64,037)	(24,145)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	859,500	632,000
Repayments under revolving credit agreement	(842,000)	(592,000)
Redemption of senior notes	—	(200,000)
Dividends paid	(10,184)	(10,648)
Acquisition of treasury stock	(63,225)	(16,965)
Issuance of common stock under share-based plans, net	(5,387)	(3,910)
Contributions by noncontrolling interests, net	3,142	—
Blowfish Malibu mandatory purchase obligation	—	(8,996)
Debt issuance costs	—	(1,190)
Other	—	(676)
Net cash used for financing activities	(58,154)	(202,385)
Effect of exchange rate changes on cash and cash equivalents	(103)	(91)
Increase (decrease) in cash and cash equivalents	3,585	(58,180)
Cash and cash equivalents at beginning of period	30,115	88,295
Cash and cash equivalents at end of period	$33,700	$30,115

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	January 28, 2023			January 29, 2022

	Pre-Tax	Net Earnings		Pre-Tax	Net Earnings
	Impact of	Attributable	Diluted	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings		$40,808	$1.13		$33,854	$0.88

Charges/other items:
Deferred tax valuation allowance adjustment	$—	(17,374)	(0.48)	$—	746	0.02
Loss on early extinguishment of debt	—	—	—	361	268	0.01
Total charges/other items	$—	$(17,374)	$(0.48)	$361	$1,014	$0.03
Adjusted earnings		$23,434	$0.65		$34,868	$0.91

	(Unaudited)
	Fifty-Two Weeks Ended
	January 28, 2023			January 29, 2022

	Pre-Tax	Net Earnings		Pre-Tax	Net Earnings
	Impact of	Attributable	Diluted	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings		$181,742	$4.92		$137,019	$3.56

Charges/other items:
Deferred tax valuation allowance adjustment	$—	(17,374)	(0.47)	$—	4,040	$0.10
Organizational changes	2,910	2,723	0.07	—	—	—
Fair value adjustment to Blowfish purchase obligation	—	—	—	15,423	11,454	0.30
Brand Portfolio - business exits	—	—	—	13,482	11,927	0.31
Loss on early extinguishment of debt	—	—	—	1,011	750	0.02
Total charges/other items	$2,910	$(14,651)	$(0.40)	$29,916	$28,171	$0.73
Adjusted earnings		$167,091	$4.52		$165,190	$4.29

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	January 28,	January 29,	January 28,	January 29,	January 28,	January 29,	January 28,	January 29,
($ thousands)	2023	2022	2023	2022	2023	2022	2023	2022
Net sales	$402,265	$401,877	$309,729	$291,171	$(15,560)	$(13,768)	$696,434	$679,280
Gross profit	170,562	196,686	111,465	98,989	(839)	(889)	281,188	294,786
Adjusted gross profit	170,562	196,686	111,465	98,989	(839)	(889)	281,188	294,786
Gross profit rate	42.4%	48.9%	36.0%	34.0%	5.4%	6.5%	40.4%	43.4%
Adjusted gross profit rate	42.4%	48.9%	36.0%	34.0%	5.4%	6.5%	40.4%	43.4%
Operating earnings (loss)	24,386	55,668	19,281	10,812	(17,802)	(22,652)	25,865	43,828
Adjusted operating earnings (loss)	24,386	55,668	19,281	10,812	(17,802)	(22,652)	25,865	43,828
Operating earnings %	6.1%	13.9%	6.2%	3.7%	n/m %	n/m %	3.7%	6.5%
Adjusted operating earnings %	6.1%	13.9%	6.2%	3.7%	n/m %	n/m %	3.7%	6.5%
Comparable sales % (on a 13-week basis)	0.7%	15.2%	20.4%	46.4%	—%	—%	—%	—%
Number of stores	873	894	92	86	—	—	965	980

n/m – Not meaningful

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	January 28,	January 29,	January 28,	January 29,	January 28,	January 29,	January 28,	January 29,
($ thousands)	2023	2022	2023	2022	2023	2022	2023	2022
Gross profit	$170,562	$196,686	$111,465	$98,989	$(839)	$(889)	$281,188	$294,786
Charges/Other Items:
Brand Portfolio - business exits	—	—	—	—	—	—	—	—
Total charges/other items	—	—	—	—	—	—	—	—
Adjusted gross profit	$170,562	$196,686	$111,465	$98,989	$(839)	$(889)	$281,188	$294,786
Operating earnings (loss)	$24,386	$55,668	$19,281	$10,812	$(17,802)	$(22,652)	$25,865	$43,828
Charges/Other Items:
Brand Portfolio - business exits	—	—	—	—	—	—	—	—
Total charges/other items	—	—	—	—	—	—	—	—
Adjusted operating earnings (loss)	$24,386	$55,668	$19,281	$10,812	$(17,802)	$(22,652)	$25,865	$43,828

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Fifty-Two Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	January 28,	January 29,	January 28,	January 29,	January 28,	January 29,	January 28,	January 29,
($ thousands)	2023	2022	2023	2022	2023	2022	2023	2022
Net sales	$1,705,093	$1,748,291	$1,322,772	$1,081,003	$(59,727)	$(51,690)	$2,968,138	$2,777,604
Gross profit	789,004	839,401	497,265	386,780	(1,396)	1,136	1,284,873	1,227,317
Adjusted gross profit	789,004	839,401	497,265	386,780	(1,396)	1,136	1,284,873	1,227,317
Gross profit rate	46.3%	48.0%	37.6%	35.8%	2.3%	(2.2)%	43.3%	44.2%
Adjusted gross profit rate	46.3%	48.0%	37.6%	35.8%	2.3%	(2.2)%	43.3%	44.2%
Operating earnings (loss)	195,837	276,415	112,345	35,928	(93,855)	(106,536)	214,327	205,807
Adjusted operating earnings (loss)	195,837	276,415	112,345	49,410	(90,945)	(106,536)	217,237	219,289
Operating earnings %	11.5%	15.8%	8.5%	3.3%	n/m %	n/m %	7.2%	7.4%
Adjusted operating earnings %	11.5%	15.8%	8.5%	4.6%	n/m %	n/m %	7.3%	7.9%
Comparable sales % (on a 52-week basis)	(1.8)%	12.5%	31.4%	30.6%	—%	—%	—%	—%
Number of stores	873	894	92	86	—	—	965	980

n/m – Not meaningful

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Fifty-Two Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	January 28,	January 29,	January 28,	January 29,	January 28,	January 29,	January 28,	January 29,
($ thousands)	2023	2022	2023	2022	2023	2022	2023	2022
Gross profit	$789,004	$839,401	$497,265	$386,780	$(1,396)	$1,136	$1,284,873	$1,227,317
Charges/Other Items:
Brand Portfolio - brand exits	—	—	—	—	—	—	—	—
Total charges/other items	—	—	—	—	—	—	—	—
Adjusted gross profit	$789,004	$839,401	$497,265	$386,780	$(1,396)	$1,136	$1,284,873	$1,227,317
Operating earnings (loss)	$195,837	$276,415	$112,345	$35,928	$(93,855)	$(106,536)	$214,327	$205,807
Charges/Other Items:
Organizational changes	—	—	—	—	2,910	—	2,910	—
Brand Portfolio - business exits	—	—	—	13,482	—	—	—	13,482
Total charges/other items	—	—	—	13,482	2,910	—	2,910	13,482
Adjusted operating earnings (loss)	$195,837	$276,415	$112,345	$49,410	$(90,945)	$(106,536)	$217,237	$219,289

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Fifty-Two Weeks Ended
	January 28,	January 29,	January 28,	January 29,
	2023	2022	2023	2022
($ thousands, except per share data)
Net earnings attributable to Caleres, Inc.:
Net earnings	$39,165	$33,942	$179,695	$138,163
Net loss (earnings) attributable to noncontrolling interests	1,643	(88)	2,047	(1,144)
Net earnings attributable to Caleres, Inc.	40,808	33,854	181,742	137,019
Net earnings allocated to participating securities	(1,763)	(1,240)	(7,716)	(4,982)
Net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$39,045	$32,614	$174,026	$132,037

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	34,102	36,486	34,930	36,741
Dilutive effect of share-based awards	548	533	475	354
Diluted common shares attributable to Caleres, Inc.	34,650	37,019	35,405	37,095

Basic earnings per common share attributable to Caleres, Inc. shareholders	$1.14	$0.89	$4.98	$3.59

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$1.13	$0.88	$4.92	$3.56

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Fifty-Two Weeks Ended
	January 28,	January 29,	January 28,	January 29,
	2023	2022	2023	2022
($ thousands, except per share data)
Adjusted net earnings attributable to Caleres, Inc.:
Adjusted net earnings	$21,791	$34,956	$165,044	$166,334
Net loss (earnings) attributable to noncontrolling interests	1,643	(88)	2,047	(1,144)
Adjusted net earnings attributable to Caleres, Inc.	23,434	34,868	167,091	165,190
Net earnings allocated to participating securities	(1,012)	(1,277)	(7,092)	(6,013)
Adjusted net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$22,422	$33,591	$159,999	$159,177

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	34,102	36,486	34,930	36,741
Dilutive effect of share-based awards	548	533	475	354
Diluted common shares attributable to Caleres, Inc.	34,650	37,019	35,405	37,095

Basic adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.66	$0.92	$4.58	$4.33

Diluted adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.65	$0.91	$4.52	$4.29

SCHEDULE 8

CALERES, INC.
CALCULATION OF EBITDA AND ADJUSTED EBITDA (NON-GAAP METRICS)

	(Unaudited)
	Trailing Twelve Months Ended
($ thousands)	January 28, 2023	January 29, 2022
EBITDA:
Net earnings attributable to Caleres, Inc.	$181,742	$137,019
Income tax provision	33,339	51,081
Interest expense, net	14,264	30,930
Loss on early extinguishment of debt	—	1,011
Depreciation and amortization (1)	49,011	52,330
EBITDA	$278,356	$272,371

EBITDA margin	9.4%	9.8%

Adjusted EBITDA:
Adjusted net earnings attributable to Caleres, Inc. (2)	$167,091	$165,190
Income tax provision (3)	50,900	52,825
Interest expense, net (4)	14,264	15,507
Depreciation and amortization (1)	49,011	52,330
Adjusted EBITDA	$281,266	$285,852

Adjusted EBITDA margin	9.5%	10.3%

(1)	Includes depreciation and amortization of capitalized software and intangible assets.
(2)	Refer to Schedule 4 for the consolidated reconciliation of net earnings attributable to Caleres, Inc. to adjusted net earnings attributable to Caleres, Inc.
(3)	Excludes the income tax impacts of the adjustments on Schedule 4.
(4)	Excludes the fair value adjustment to the Blowfish purchase obligation, as reflected on Schedule 4.